OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Supplement dated May 9, 2013 to the

Prospectus dated April 30, 2013

This supplement amends the Prospectus of Oppenheimer Global Strategic Income Fund/VA (the "Fund") dated April 30, 2013, and is in addition to any other supplements.

The Expense Example table on Page 3 of the Prospectus is deleted in its entirety and replaced by the following:

	1 Year	3 Years	5 Years	10 Years
Non-Service	$74	$244	$429	$964
Service	$99	$323	$566	$1,260

May 9, 2013	PS0265.018